Exhibit 99.3

GROM SOCIAL ENTERPRISES INC.

Unaudited Pro Forma Consolidated Balance Sheets

December 31, 2016

	Grom Social
	Enterprises (a)	Grom Holdings Inc.	Share Exchange	Eliminations	Consolidated
ASSETS
Current assets:
Cash and cash equivalents	$2,407	$443,494	$–	$–	$445,901
Accounts receivable, net	115,899	550,145	–	–	666,044
Inventory, net	–	390,931	–	–	390,931
Prepaid expenses and other current assets	2,612	142,208	–	–	144,820
Total current assets	120,918	1,526,778	–	–	1,647,696
Investment in subsidiary companies	–	–	–	–	–
Property and equipment, net	–	559,538	–	–	559,538
Goodwill	–	8,104,056	–	–	8,104,056
Intangible assets, net	–	6,583,661	–	–	6,583,661
Related party receivables	–	–	–	–	–
Deferred tax assets, net -- noncurrent	–	165,901	–	–	165,901
Other assets	3,319	45,704	–	–	49,023
Total assets	$124,237	$16,985,638	$–	$–	$17,109,875

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$225,027	$771,870	$–	$–	$996,897
Accrued liabilities	116,855	1,149,672	–	–	1,266,527
Advanced payments and deferred revenues	–	347,162	–	–	347,162
Related party payables	154,447	2,119,263	–	–	2,273,710
Income taxes payable	–	30,137	–	–	30,137
Total current liabilities	496,329	4,418,104	–	–	4,914,433
Convertible debentures, net of loan discounts	–	188,317	–	–	188,317
Senior secured promissory notes, net of loan discounts	–	3,762,961	–	–	3,762,961
Contingent purchase consideration	–	1,931,707	–	–	1,931,707
Other noncurrent liabilities	–	239,719	–	–	239,719
Total liabilities	496,329	10,540,808	–	–	11,037,137

Commitments and contingencies	–	–	–	–	–

Shareholders' equity:
Preferred stock	–	–	–	–	–
Common stock	10,265	24,329	86,525	–	121,119
Additional paid-in capital	2,485,288	41,273,066	(86,525)	–	43,671,829
Accumulated earnings (deficit)	(2,867,645)	(34,797,909)	–	–	(37,665,554)
Accumulated other comprehensive income	–	(54,656)	–	–	(54,656)
Total shareholders' equity	(372,092)	6,444,830	–	–	6,072,738
Total liabilities and shareholders' equity	$124,237	$16,985,638	$–	$–	$17,109,875

(a)  Represents Illumination America's Inc. ("Illumination America") Balance Sheet as of December 31, 2016.  Subsequently, pursuant to a Share Exchange Agreement which occurred on August 17, 2017, illumination America, became Grom Social Enterprises, Inc.

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GROM SOCIAL ENTERPRISES, INC.

Unaudited Pro Forma Consolidated Statements of Operations and Comprehensive Loss

 For the Year Ended December 31, 2016

	Grom Social
	Enterprises (a)	Grom Holdings Inc.	Share Exchange	Eliminations	Consolidated
Sales	$734,657	$3,815,469	$–	$–	$4,550,126
Cost of goods sold	592,423	2,520,333	–	–	3,112,756
Gross margin	142,234	1,295,136	–	–	1,437,370
Operating expenses:
Depreciation and amortization	–	354,446	–	–	354,446
Selling and marketing	–	266,018	–	–	266,018
General and administrative	466,842	2,772,257	–	(28,991)	3,210,108
Professional fees	273,701	1,379,592	–	–	1,653,293
Stock based compensation	39,000	8,080,998	–	–	8,119,998
Impairment of goodwill and other intangible assets	50,000	–	–	–	50,000
Total operating expenses	829,543	12,853,311	–	(28,991)	13,653,863
Income (loss) from operations	(687,309)	(11,558,175)	–	28,991	(12,216,493)
Other income (expense)
Interest income (expense), net	–	(1,174,176)	–	–	(1,174,176)
Other gains (losses)	36,067	2,091,629	–	(28,991)	2,098,705
Total other income (expense)	36,067	917,453	–	(28,991)	924,529
Income (loss) before income taxes	(651,242)	(10,640,722)	–	–	(11,291,964)
Provision for income taxes (benefit)	–	72,436	–	–	72,436
Net income (loss)	(651,242)	(10,713,158)	–	–	(11,364,400)
Basic and diluted earnings (loss) per common share attributable to Grom Social Inc. stockholders	$(0.06)	–	–	–	$(0.09)

Weighted-average number of common shares outstanding:
Basic and diluted	10,077,781	–	–	110,853,883 (b)	121,118,627

Comprehensive loss:
Net income (loss)	$(651,242)	$(10,713,158)	$–	$–	$(11,364,400)
Foreign currency translation adjustment	–	(54,656)	–	–	(54,656)
Comprehensive income (loss)	(651,242)	(10,767,814)	–	–	(11,419,056)
Comprehensive income (loss) attributable to noncontrolling interests	–	–	–	–	–
Comprehensive income (loss) attributable to Grom Social Inc. stockholders	$(651,242)	$(10,767,814)	$–	$–	$(11,419,056)

(a)  Represents Illumination America's Inc. Statements of Operations for the year ended June 30, 2017. Subsequently, pursuant to a Share Exchange Agreement which occurred on August 17, 2017, illumination America, became Grom Social Enterprises, Inc.

(b) Reflects the number of shares issued pursuant to the terms of the Share Exchange Agreement.

2

GROM SOCIAL ENTERPRISES INC.

Unaudited Pro Forma Consolidated Balance Sheets

June 30, 2017

	Grom Social
	Enterprises (a)	Grom Holdings Inc.	Share Exchange	Eliminations	Consolidated
ASSETS
Current assets:
Cash and cash equivalents	$55,969	$1,229,810	$–	$–	$1,285,779
Accounts receivable, net	6,391	624,716	–	–	631,107
Inventory, net	–	421,400	–	–	421,400
Prepaid expenses and other current assets	7,161	226,419	–	–	233,580
Total current assets	69,521	2,502,345	–	–	2,571,866
Investment in subsidiary companies	–	–	–	–	–
Property and equipment, net	–	546,547	–	–	546,547
Goodwill	–	10,020,790	–	–	10,020,790
Intangible assets, net	–	6,154,509	–	–	6,154,509
Related party receivables	44,678	–	–	(44,678)	–
Deferred tax assets, net -- noncurrent	–	170,520	–	–	170,520
Other assets	–	65,579	–	–	65,579
Total assets	$114,199	$19,460,290	$–	$(44,678)	$19,529,811

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$79,752	$461,311	$–	$–	$541,063
Accrued liabilities	83,867	1,183,510	–	–	1,267,377
Advanced payments and deferred revenues	–	1,415,951	–	–	1,415,951
Related party payables	152,330	2,569,987	–	(44,678)	2,677,639
Income taxes payable	–	–	–	–	–
Total current liabilities	315,949	5,630,759	–	(44,678)	5,902,030
Convertible debentures, net of loan discounts	–	1,129,634	–	–	1,129,634
Senior secured promissory notes, net of loan discounts	–	3,870,934	–	–	3,870,934
Contingent purchase consideration	–	2,294,207	–	–	2,294,207
Other noncurrent liabilities	–	236,754	–	–	236,754
Total liabilities	315,949	13,162,288	–	(44,678)	13,433,559

Commitments and contingencies	–	–	–	–	–

Shareholders' equity:
Preferred stock	–	–	–	–	–
Common stock	10,265	25,916	84,938	–	121,119
Additional paid-in capital	2,900,663	45,273,794	(84,938)	–	48,089,519
Accumulated earnings (deficit)	(3,112,678)	(38,931,982)	–	–	(42,044,660)
Accumulated other comprehensive income	–	(69,726)	–	–	(69,726)
Total shareholders' equity	(201,750)	6,298,002	–	–	6,096,252
Total liabilities and shareholders' equity	$114,199	$19,460,290	$–	$(44,678)	$19,529,811

(a)  Represents Illumination America's Inc. ("Illumination America") Balance Sheet as of June 30, 2017. Subsequently, pursuant to a Share Exchange Agreement (Share Exchange")which occurred on August 17, 2017, illumination America, became Grom Social Enterprises, Inc.

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GROM SOCIAL ENTERPRISES, INC.

Unaudited Pro Forma Consolidated Statements of Operations and Comprehensive Loss

 For the Six Months Ended June 30, 2017

	Grom Social
	Enterprises (a)	Grom Holdings Inc.	Share Exchange	Eliminations	Consolidated
Sales	$164,068	$3,485,556	$–	$–	$3,649,624
Cost of goods sold	119,163	1,614,374	–	–	1,733,537
Gross margin	44,905	1,871,182	–	–	1,916,087
Operating expenses:
Depreciation and amortization	–	561,546	–	–	561,546
Selling and marketing	–	112,971	–	–	112,971
General and administrative	200,189	2,157,525	–	(14,040)	2,343,674
Professional fees	103,789	1,027,661	–	–	1,131,450
Stock based compensation	–	1,963,360	–	–	1,963,360
Impairment of goodwill and other intangible assets	–	–	–	–	–
Total operating expenses	303,978	5,823,063	–	(14,040)	6,113,001
Income (loss) from operations	(259,073)	(3,951,881)	–	14,040	(4,196,914)
Other income (expense)
Interest income (expense), net	–	(207,581)	–	–	(207,581)
Other gains (losses)	14,040	25,389	–	(14,040)	25,389
Total other income (expense)	14,040	(182,192)	–	(14,040)	(182,192)
Income (loss) before income taxes	(245,033)	(4,134,073)	–	–	(4,379,106)
Provision for income taxes (benefit)	–	–	–	–	–
Net income (loss)	(245,033)	(4,134,073)	–	–	(4,379,106)

Basic and diluted earnings (loss) per common share attributable to Grom Social Inc. stockholders	$(0.02)	–	–	–	$(0.04)

Weighted-average number of common shares outstanding:
Basic and diluted	10,264,744	–	–	110,853,883 (b)	121,118,627

Comprehensive loss:
Net income (loss)	$(245,033)	$(4,134,073)	$–	$–	$(4,379,106)
Foreign currency translation adjustment	–	(15,070)	–	–	(15,070)
Comprehensive income (loss)	(245,033)	(4,149,143)	–	–	(4,394,176)
Comprehensive income (loss) attributable to noncontrolling interests	–	–	–	–	–
Comprehensive income (loss) attributable to Grom Social Inc. stockholders	$(245,033)	$(4,149,143)	$–	$–	$(4,394,176)

(a)  Represents Illumination America's Inc. Statements of Operations for the six months ended June 30, 2017. Subsequently, pursuant to a Share Exchange Agreement (Share Exchange")which occurred on August 17, 2017, illumination America, became Grom Social Enterprises, Inc.

(b) Reflects the number of shares issued pursuant to the terms of the Share Exchange Agreement.

4